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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): FEBRUARY 4, 1997

                               DRYPERS CORPORATION
             (Exact name of registrant as specified in its charter)

      DELAWARE                      0-23422                 76-0344044
(State of Incorporation)       (Commission File No.)       (IRS Employer
                                                          Identification No.)

     1415 WEST LOOP SOUTH
        HOUSTON, TEXAS                                           77055
(Address of principal executive offices)                       (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 682-6848

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ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

      The following document is filed as an exhibit to this report in accordance with Item 601 of Regulation S-K.

      99.1   Press Release dated February 11, 1997.

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

On February 4, 1997, Drypers Corporation (the "Company") entered into agreements, effective February 1, 1997, to acquire certain assets and rights of Chansommes do Brasil Ind. e Com. Ltda., to form a joint venture to utilize such assets, to acquire certain ownership of operations, and to enter into a manufacturing and technology agreement. Pursuant to these agreements, the Company issued 1,000,000 shares (the "Shares"), into escrow subject to certain conditions and subject to adjustment pursuant to the agreement, of the Company's Common Stock, $.001 par value, to four non-U.S. residents. The Shares were issued pursuant to Regulation S promulgated under the Securities Act of 1933, and the certificates representing the Shares were issued with a restrictive legend that stated that the Shares may not be sold in or into the United States of America for the period during which such sales are proscribed pursuant to Regulation S.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DRYPERS CORPORATION

Dated:  FEBRUARY 19, 1997                 By: /s/ WALTER V. KLEMP
                                                Walter V. Klemp
                                                Chairman of the Board and
                                                Co-Chief Executive Officer